UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2006

Easy Gardener Products, Ltd.

(Exact name of registrant as specified in charter)

Texas	333-102296	37-1433686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3022 Franklin Avenue, Waco, Texas	76710
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (254) 753-5353

Not Applicable

(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

Easy Gardener Products issued a Press Release announcing preliminary Six-month and Three-month Results for the periods ended December 31, 2005. The Press Release is attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2006.	EASY GARDENER PRODUCTS, LTD.

By: EG Product Management, L.L.C.
It’s General Partner

By: /S/Richard M. Kurz
Name: Richard M. Kurz
Title: Manager/CFO

Exhibit Index

Exhibit No.	Description

99.1	News Release